NEITHER THIS OPTION NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS OPTION NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS EXPRESSLY PERMITTED UNDER THE TERMS OF THIS OPTION.

                      OPTION TO PURCHASE 40,000 SHARES
                               OF COMMON STOCK

                                      of

                              KMG CHEMICALS, INC.


THIS OPTION AGREEMENT ("Option") is executed effective as of September 16, 1998, by and between HALTER FINANCIAL GROUP, INC. ("Holder"), a Texas corporation, and KMG CHEMICALS, INC. ("Company"), a Texas corporation, and pursuant to which Holder is entitled to purchase an aggregate of Forty Thousand (40,000) shares of the common stock, $.01 par value, of Company (such shares of the common stock of Company to which an option is being granted herein called the "Option Shares" and shares of common stock, $0.01 par value, of Company being herein called the "Common Stock"), upon payment of the exercise price $5.00 per Option Share (the "Exercise Price"), which price constitutes fair market value on the Nasdaq SmallCap Market for Common Stock on the date hereof, in accordance with the terms and conditions hereof.

     1. VESTING OF OPTION SHARES. Holder shall not be entitled to purchase Option Shares until such shares shall become vested ("Vested Shares"). The Option Shares shall vest and become Vested Shares, provided the other conditions of this Option are met, if before January 1, 2000 the average of the closing bid and asked quotations for Common Stock on the Nasdaq SmallCap Market equals or exceeds $9.00 per share for ten (10) consecutive trading days. Option Shares which are not Vested Shares prior to January 1, 2000 shall not become Vested Shares.

     2. OPTION PERIOD AND EXERCISE OF OPTION. Holder may exercise the Option for Vested Shares within five (5) years after the date upon which such shares become Vested Shares ("Option Period").

          If an Option shall be exercised by the legal representative of a deceased Holder, or by a person who acquired an Option by bequest or inheritance or by reason of the death of any Holder, written notice of such exercise shall be accompanied by a certified copy of letter testamentary or equivalent proof of the right of such legal representation or other person to exercise such Option.

          In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exerciseability of such Option as specified herein.

          The Option shall be exercised upon delivery of written notice to the Company setting forth the number of Vested Shares with respect to which this Option is being exercised, and specifying a business day not more than fifteen
(15) days nor less than five (5) days from the date such notice is given, for the payment of the Exercise Price against delivery of the Vested Shares being purchased. Notice shall be delivered in person or by registered mail, return receipt requested, addressed to the Company at 10611 Harwin, Suite 402, Houston, Texas 77036, or at such other office as the Company may designate by written notice to the Holder, and shall be deemed received on actual delivery or within three (3) days after the date such notice is deposited in the mail.

          Subject to the terms of this Option, the Company shall cause certificates for the Vested Shares so purchased to be delivered to the Holder at the address specified by the Holder and on the date specified in the notice of exercise or as soon thereafter as is reasonably practicable, and in any event within ten (10) days, against payment of the full Exercise Price in cash or certified check, in form and substance satisfactory to Company; provided, however, that in lieu of cash or certified check, the Holder may to the extent permitted by applicable law, exercise this Option in whole or in part, by having the Company withhold shares of Vested Stock being purchased which have an aggregate fair market value equal to the Exercise Price of the Vested Shares as to which the Option is being exercised. The fair market value of the Vested Shares so withheld shall be the higher of (i) the average of the closing bid and asked quotations or (ii) the closing transaction, on the Nasdaq SmallCap Market, Nasdaq National Market or other exchange where the Common Stock of the Company is listed as of the date immediately preceding the date on which the Option is exercised (or on the closest date preceding such date for which such quotations are available), or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

          This Option may be exercised either in whole or in part and, if in part, from time to time in part; provided, however, that this Option may not be exercised for less than One Hundred (100) Vested Shares (or such lesser number of Vested Shares as is covered by this Option); and, provided further, that this Option may only be exercised by the Holder for the purchase of whole Vested Shares and not fractions thereof.

          The Vested Shares so purchased shall be and are deemed to be transferred to the Holder as the record owner of such Vested Shares as of the close of business on the date on which this Option shall have been exercised and payment shall have been made for such Vested Shares as aforesaid.

     3. RESERVATION OF STOCK. The Company covenants and agrees that (a) it has or will at all appropriate times, so long as this Option is outstanding, reserve and keep available out of its treasury, Common Stock or authorized but unissued Common Stock, solely for the purpose of issuing shares, from time to time, upon the exercise of this Option, an adequate number of shares of Common Stock for delivery at the times and in the manner provided herein upon exercise of this Option; (b) the shares delivered upon exercise of the Option shall be validly issued and outstanding and fully paid and nonassessable shares of Common Stock; and (c) it will pay when due any and all Federal and state original issue or similar taxes which may be payable in respect of the issuance of the Option or of any shares of Common Stock upon exercise of the Option. The Company shall not, however, be required to pay any transfer tax which may be payable with respect to any transfer of the Option, the issuance of certificates of Common Stock in a name other than that of the Holder or any transfer of shares, all such tax being payable by the Holder.

     4. RESTRICTIONS ON TRANSFER. This Option shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and this Option shall be exercisable, during the lifetime of the Holder, only by such Holder. No sale, transfer or other disposition of any of the Option Shares shall be made by the Holder thereof unless (i) such sale, transfer or other disposition of the Option Shares is covered by an effective registration statement (on the then appropriate form) under the Securities Act of 1933 ("Act"), or (ii) if requested by the Company, the Holder shall have furnished an opinion of Holder's counsel (which opinion and counsel shall be satisfactory to the Company in its reasonable discretion) with respect to the sale, transfer or other disposition of such Option Shares as not requiring registration under the Act and state laws or regulations or (iii) the Holder sells such Option Shares in full compliance with all of the provisions of Rule 144 promulgated under the Act, as the same is then in effect, or of a successor or similar rule ("Rule") of the Securities and Exchange Commission ("Commission"), affording an exemption from the registration requirements of the Act in the circumstances and provides the Company with such supporting documentation as may be required by law.

Certificates representing the Option Shares purchased by Holder shall be stamped or otherwise imprinted with a legend substantially in the following form:

     The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. These shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established by the Company.

     5. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, common stock, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then (i) the number, class and per share Exercise Price of shares subject to this Option shall be appropriately adjusted in such a manner as to entitle the Holder to receive upon exercise of this Option, for the same consideration, the same total number and class of shares or other securities as the Holder would have received had the Holder exercised this Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class of shares then reserved for issuance pursuant to this Option shall be adjusted by substituting for the total number and class of shares then reserved that number and class of shares of Common Stock and other securities that would have been received by the Holder of an equal number of outstanding shares of Common Stock as a result of the event requiring the adjustment.

          After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, the Holder shall, at no additional cost, be entitled upon exercise of this Option to receive (subject to any required action by stockholders) in lieu of the Option Shares, the number and class of shares of Common Stock or other securities to which the Holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Holder had been the holder of record of the Option Shares.

          If the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if the Company is liquidated, sells or otherwise disposes of substantially all its assets to another corporation while this Option is outstanding, (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation, liquidation or sale, as the case may be, the Holder shall be entitled, upon exercise of this Option, to receive, in lieu of the Option Shares, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation or sale, or (ii) the Option may be canceled by the Company as of the effective date of any such merger, consolidation, liquidation or sale provided
(x) notice of such cancellation shall be given to the Holder and (y) the Holder shall have the right to exercise this Option for Vested Shares in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation or sale.

          Except as hereinbefore expressly provided in this Section, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, this Option.

     6.   NO RIGHTS AS STOCKHOLDER.   The Holder shall not, based solely on his
being a Holder, be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other security of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Option, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change to or of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise except for that portion of Vested Shares in respect of which this Option has been exercised and payment made.

     7. NONNEGOTIABILITY. The Holder of this Option, by accepting the same, consents and agrees with the Company that this Option is not transferable, in whole or in part, except pursuant to the laws of descent and distribution.

     8. MODIFICATIONS. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

     9. NOTICES. Any notice to be given to the Company under the terms hereof shall be addressed to the Company at the address set forth hereinabove and any notice to the Holder shall be addressed to the Holder's address as reflected on the signature page of this Option, or at such other address as the Company and the Holder may hereafter designate in writing to the other. Any such notice shall have been deemed given when actually received or on the third day after it is enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage and registry or certification fee prepaid) in a post office regularly maintained by the United States Government.

     10. VIOLATION OF LAW. In addition to any other restrictions contained in this Option, the Holder may not exercise this Option, in whole or in part at such times and from time to time as, in the reasonable opinion of counsel to the Company, the issuance and sale to Holder of the Option Shares, upon exercise of this Option, is not exempt from the registration provisions of the Act (unless the Option and/or Option Shares, as applicable, have been registered under the
Act), or violates other applicable laws or regulations. The Company shall use its best efforts to cure such violation and/or potential violation so as to permit exercise of this Option.

     11. FORMS OF ELECTION TO EXERCISE OPTION. Any notice of exercise shall be in a form substantially similar to the form attached hereto as EXHIBIT A.

     12. SUCCESSORS AND ASSIGNS. This Option and each provision herein shall be binding upon and applicable to, and shall inure to the benefit of the Company and the Holder, their successors, assigns, heirs and representatives, except as otherwise specifically provided in this Option.

     13. GENDER, SECTION REFERENCES. Pronouns, wherever used herein, and of whatever gender, shall include natural persons, corporations and entities of every kind, the singular shall include the plural wherever and as often as may be appropriate and the plural shall include the singular wherever and as often as may be appropriate. The section titles and subtitles ("Titles") used in this Option are solely for convenience of reference and shall not affect, modify nor limit the provisions of this Option. Any reference to a particular Title in this Option shall be construed as referring to the provisions in the indicated Title within this Option.

     14. SEVERABILITY. If any provision of this Option, or the application of such provision to any person or circumstance, shall be held invalid or unenforceable for any reason, the remainder of this Option, or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

     15. GOVERNING LAWS. This Option shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas.

     DATED effective as of the date first above written.

                                      COMPANY:

                                       KMG CHEMICALS, INC.



                                       By:  /s/  David L. Hatcher
                                          ---------------------------------
                                                 David L. Hatcher,
                                                 President

                                       HOLDER:

                                       HALTER FINANCIAL GROUP, INC.

                                            /s/  Timothy P. Halter
                                       ------------------------------------
                                                 Timothy P. Halter
                                                 President

                                       Holder Address:

                                       14160 Dallas Parkway, Suite 950
                                       Dallas, Texas 75240

                                      EXHIBIT A

                             ELECTION TO EXERCISE OPTION



     The undersigned, HALTER FINANCIAL GROUP, INC., pursuant to the provisions of an Option dated effective September 16, 1998, hereby elects to purchase _________________ (________) shares of common stock of the Company covered by such Option.


                                       HALTER FINANCIAL GROUP, INC.


Dated:
      --------------------             --------------------------------------
                                       Title:
                                             --------------------------------

                                       Holder Address:

                                       14160 Dallas Parkway, Suite 950
                                       Dallas, Texas 75240